UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2024

CNO Financial Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31792	75-3108137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11299 Illinois Street

Carmel, Indiana 46032

(Address of Principal Executive Offices) (Zip Code)

(317) 817-6100

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CNO	New York Stock Exchange
Rights to purchase Series F Junior Participating Preferred Stock		New York Stock Exchange
5.125% Subordinated Debentures due 2060	CNOpA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 1, 2024, the Board of Directors (the “Board”) of CNO Financial Group, Inc. (the “Company”) appointed Jessica A. Turner to serve as an independent director, increasing the size of the Board to nine members. Ms. Turner was also appointed to the Audit and Enterprise Risk Committee and the Governance and Nominating Committee of the Board.

Ms. Turner’s compensation will be consistent with the Company’s previously disclosed standard compensatory arrangements for non-employee directors, which are described in the Company’s most recent proxy statement filed with the Securities and Exchange Commission on March 27, 2024, under the heading “Board and Governance Matters—Director Compensation.” Ms. Turner’s compensation will be prorated to reflect the commencement date of her Board service. In addition, the Company expects to enter into an indemnification agreement with Ms. Turner in substantially the form filed as Exhibit 10.16 to its Annual Report on Form 10-K for the year ended December 31, 2008. Other than these standard arrangements, there are no arrangements or understandings between Ms. Turner and any other person pursuant to which she was appointed as a director. Ms. Turner is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.

A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01(d).	Financial Statements and Exhibits.

The following materials are furnished as exhibits to this Current Report on Form 8-K:

99.1	Press release of CNO Financial Group, Inc., dated October 1, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNO Financial Group, Inc.
Date: October 1, 2024
	By:	/s/ Paul H. McDonough
Paul H. McDonough
Executive Vice President and Chief Financial Officer

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